UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 12, 2026

THRYV HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35895	13-2740040
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1301 Municipal Way, Suite 220 Grapevine, TX		76051
(Address of Principal Executive Offices)		(Zip Code)
(972) 453-7000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	THRY	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

On September 12, 2026, Thryv, Inc. (“Seller”), a wholly-owned subsidiary of Thryv Holdings, Inc. (the “Company”) entered into an Asset Purchase Agreement (the “Purchase Agreement”), with Coldwater YP, LLC (“Purchaser”), an affiliate of Carolwood, L.P., pursuant to which Seller has agreed to sell the assets of its Yellow and White Pages directories in the United States, Australia and New Zealand, the digital editions of those print directories, and Australia White Pages to Purchaser for a cash purchase price of $142 million, subject to customary purchase price adjustments.

The Purchase Agreement contains customary representations and warranties and covenants, provides for representation and warranty insurance and is subject to certain customary closing adjustments and termination provisions. The obligations of Purchaser and Seller to close the transactions contemplated by the Purchase Agreement are subject to the satisfaction or waiver of customary closing conditions.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the actual terms thereof, a copy of which is attached hereto as Exhibit 2.1, and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

2.1 *	Asset Purchase Agreement by and between Thryv, Inc and Coldwater YP, LLC, dated as of September 12, 2026
99.1	Press release, dated September 14, 2026, issued by Thryv Holdings, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Exhibits and schedules to the Asset Purchase Agreement have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted exhibit or schedule upon request of the SEC.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THRYV HOLDINGS, INC.

Date: September 14, 2026	By:	/s/ Paul D. Rouse
Name: Paul D. Rouse
Title: Chief Financial Officer, Executive Vice President and Treasurer